Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated July 17, 2009 to

the Investor’s Select Variable Universal Life Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable universal life policies issued by Lincoln Benefit Life Company.

The following provision is added after the “Accumulation Unit Value” section of your prospectus:

WRITTEN REQUESTS AND FORMS IN GOOD ORDER. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

The following provision is deleted from the “Policy Loans – General” section of your prospectus:

However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan.

If you have any questions, please contact your financial representative or call our Customer Service Center at 1-800-865-5237.

For future reference, please keep this supplement together with your prospectus.